CARBONITE 2015 SECOND QUARTER FINANCIAL RESULTS JULY 29, 2015

EMILY WALT Director of Investor Relations

Safe Harbor These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were second made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Gross Margin, non-GAAP EPS and Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release which can be found on Carbonite’s website, investors.carbonite.com or www.sec.gov. 3

4 MOHAMAD ALI President & CEO

ANTHONY FOLGER CFO & Treasurer

carbonite.com Q215 Bookings 6 Q215 Growth Y/Y Total Bookings $35.7M 17% SMB $13.1M 43% Consumer $22.6M 5% $21.5 $21.1 $22.1 $23.8 $22.6 $9.1 $9.5 $12.4 $13.1 $13.1 $30.6 $30.6 $34.5 $36.9 $35.7 Q214 Q314 Q414 Q115 Q215 SMB Consumer 30% of total bookings 37% of total bookings

carbonite.com Q215 Revenue 7 $30.3 $31.3 $31.9 $33.0 $34.0 Q214 Q314 Q414 Q115 Q215 Q215 Growth Y/Y Total Revenue $34.0M 12%

carbonite.com Q215 Non-GAAP Gross Margins 8 68.7% 70.2% 69.5% 71.1% 72.6% Q214 Q314 Q414 Q115 Q215 For a full reconciliation of GAAP to non-GAAP, please see the Appendix. Q215 Growth Y/Y Non-GAAP Gross Margin 72.6% 390 bps

carbonite.com GOLD Customer Service Executive of the Year Computer Software GOLD Customer Service Team of the Year Computer Software SILVER Customer Service Department of the Year Computer Services and Software Q215 Non-GAAP Gross Margin Drivers 9 Mix shift in our revenues toward higher priced SMB offerings Efficiencies in our data centers resulting from migration to lower cost data centers and the continued decline in storage prices Improved efficiency in customer care organization through initiatives aimed at contact avoidance and/or reduced handle times CUSTOMER CARE AWARDS

carbonite.com Total Cash and Free Cash Flow 10 $0.7 $1.2 $1.4 $2.8 $4.2 $1.5 $2.3 $7.1 $2.6 $3.2 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Free Cash Flow For a full reconciliation of GAAP to non-GAAP, please see the Appendix. Q215 Growth Y/Y Total Cash and Investments $64.9M (10%)

carbonite.com Q315 & FY15 Non-GAAP Business Outlook 11 Q315 Revenue $34.5M - $34.7M Non-GAAP EPS $0.04 – $0.06 2015 Revenue $137.3M - $138.3M Non-GAAP EPS $0.09 – $0.11 Non-GAAP gross margin ~200 bps over 2014 Free cash flow $16.0M - $18.0M

MOHAMAD ALI President & CEO

UPDATED IN Q2

Full Suite of Powerful Yet Simple Solutions

PERSONAL	PRO	SERVER	APPLIANCE	MAILSTORE
From $60 /yr	From $270 /yr	From $800 /yr	From $1,200 / yr	From $190
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1 PC or Mac with unlimited cloud storage Automatic & continuous protection for photos, documents, music & more	Unlimited PCs, external drives, NAS devices & file servers Easily access, restore and central management of all backed up files	Unlimited databases & live applications Hybrid protection for SQL, Exchange, Oracle, MySQL and more	Hybrid Appliance provides local and cloud backup Bare metal restore allows complete recovery from system image	Creates 1:1 copies of all emails in a central archive to ensure long-term security and availability of data Supports archiving of Microsoft Exchange, Office 365, Gmail and other leading systems

carbonite.com 13 CARBONITE

carbonite.com GOLD Best Cloud Backup and Disaster Recovery 3rd Consecutive Year CHANNEL AWARDS Successful Engagement in the Channel 14 Over 7,000 active resellers Carbonite employees on-site at distribution partners leading engagement Partners can now offer free trials for customers, helping to build a high conversion on-ramp

carbonite.com Successful Engagement in the Channel 15 Over 7,000 active resellers Carbonite employees on-site at distribution partners leading engagement Partners can now offer free trials for customers, helping to build a high conversion on-ramp INTERNATIONAL EXPANSION Signed agreements with two international partners • ALSO – third largest IT distributor in Europe • Ebertlang – award-winning regional distributor INTERNATIONAL PARTNERS

Q&A

FINANCIAL STATEMENTS